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                                                                    EXHIBIT 99.8

Recent Rating Agency Actions
Moody's

NEW YORK                                    NEW YORK
Michael Mulvaney                            Steven C. Nelson
Managing Director                           Vice President - Senior Analyst
Corporate Finance                           Financial Institutions Group
Moody's Investors Service                   Moody's Investors Service
JOURNALISTS: (212) 553-0376                 JOURNALISTS: (212) 553-0376
SUBSCRIBERS: (212) 553-1653                 SUBSCRIBERS: (212) 553-1653


MOODY'S CONFIRMS DEBT RATINGS OF FORD MOTOR COMPANY, FORD MOTOR CREDIT COMPANY AND HERTZ CORPORATION; CHANGES OUTLOOK TO STABLE FROM NEGATIVE; ASSIGNS A1 LONG-TERM RATING TO BANK FACILITIES

New York, August 11, 1999 -- Moody's Investors Service today confirmed the debt ratings (senior at A1) of Ford Motor Company (Ford) and Ford Motor Credit Company, and changed the outlook for Ford and its subsidiaries to stable from negative. The A3 long term and P-1 short-term ratings of Hertz Corporation are also confirmed with a stable outlook. At the same time, Moody's has assigned an A1 long-term rating to the bank credit facilities of Ford Motor Company, Ford Motor Credit Company, and FCE Bank plc.

Moody's change in outlook is in response to Ford's relatively consistent earnings performance and its strong overall financial flexibility despite high acquisition spending in 1999. The ratings for Ford Motor Credit Company are closely linked with Ford's given the interrelationship and business ties between the two companies. The ratings for Hertz Corporation are also tied to Ford's given its ownership interests, business relationship and formal support through liquidity backup facilities.

Despite a number of challenges in Ford's global operations, including weakness in Latin America and Asia in its automotive sector and higher residual losses in its financial services group, the company has been able to achieve relatively strong earnings, given its light truck product offerings in the US market. Moody's expects continued near term earnings pressure from the company's Latin American operations and further challenges in its European business. Moody's also expects moderately lower additions to reserves for residual losses in Ford's financial services group compared to the prior two years. Despite these issues, both the automotive and financial services operations should continue to generate sufficient cash flows to provide strong support to Ford's ongoing competitive position and its financial obligations.

Ford has maintained high net liquidity through the second quarter of 1999, despite large cash expenditures for the purchase of Volvo Cars and Kwik-Fit. Moody's expects Ford to generate less internal cash flow in the second half of 1999 due to higher capital spending relative to the first half. In addition, there is the potential for a slowdown in volumes in the highly profitable North American market from the above trend first half performance. Despite this, Moody's expects that Ford will maintain a strong net liquidity position, allowing it to continue its product spending programs even should a cyclical slowdown


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occur. Maintenance of strong financial flexibility continues to be an important consideration in Moody's rating of Ford and its affiliates.

The A1 rating for the bank credit facilities of Ford, Ford Motor Credit, and FCE Bank reflect their senior unsecured status. The lines rank pari passu with the other senior debt of the respective companies and have various maturities through 2004. The bank facilities are in place for general corporate purposes and to support the commercial paper programs of Ford Motor Credit and FCE Bank.

The ratings confirmed include:

FORD MOTOR COMPANY

Ford Motor Company - A1 rated senior notes, bonds, debentures, pass-thru certificates, and industrial revenue bonds; (P) A1 shelf registrations; "a2" rated preferred stock; and A1 rated counterparty rating.

Ford Holdings, Inc. - A1 rated guaranteed notes, debentures, and euronotes;
(P) A1 rated shelf registration; "a2" rated preferred stock and (P) "a2" shelf registration for preferred stock.

Ford Capital B.V. - A1 rated guaranteed notes, debentures and euronotes.

Ford Motor Company SA De C.V. - Prime-1 rated commercial paper.

FORD MOTOR CREDIT COMPANY

Ford Motor Credit Company - A1 rated notes, bonds, euronotes, global notes, medium term notes, euro-medium term notes, global medium term notes, floating rate notes; (P) A1 rated shelf registration for debt securities; and Prime-1 rated commercial paper.

Ford Motor Credit Canada - A1 rated guaranteed eurobonds and Canadian medium term notes; and Prime-1 rated guaranteed commercial paper.

FCE Bank - A1 rated bonds, euronotes, and eurobonds; and Prime-1 rated commercial paper and French certificate of deposit program.

Ford Credit Australia Ltd. - A1 rated guaranteed eurobonds, euronotes, and Australian medium term notes; and guaranteed Prime-1 rated commercial paper program.

HERTZ CORPORATION

Hertz Corporation - A3 rated senior notes and medium term note program, Baa1 senior subordinated notes, Baa2 rated junior subordinated notes and P-1 rated commercial paper.


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Hertz Australia PTY. Limited - P-1 rated commercial paper guaranteed by Hertz
Corporation.

Hertz Canada Limited - P-1 rated commercial paper guaranteed by Hertz
Corporation.

The ratings assigned include:

Ford Motor Company - A1 for senior unsecured bank credit facilities.

Ford Motor Credit Company - A1 for senior unsecured bank credit facilities.

FCE Bank plc - A1 for senior unsecured bank credit facilities.


Ford Motor Company, headquartered in Dearborn, Michigan, is the world's second largest automobile manufacturer. Ford Motor Credit Company, also headquartered in Dearborn, Michigan, is the world's largest auto finance company. Hertz Corporation, headquartered in Park Ridge, New Jersey, is the world's largest rent-a-car company and is a leader in the rental and lease of construction and material handling equipment.

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